UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2021

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2021, Genprex, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 26, 2021, the record date for the Annual Meeting, 47,363,729 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 28,029,927 shares of common stock constituting a quorum were represented virtually in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 30, 2021, are as follows:

Proposal 1. Election of Directors.

At the Annual Meeting, the term of the current member of the Company’s Class I director expired. The Class I director nominee was elected to serve until the next annual meeting of stockholders or until his successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the Class I director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Brent M. Longnecker	7,929,297	2,073,930	18,026,700

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm.

At the Annual Meeting, the stockholders approved the ratification of the appointment of Daszkal Bolton LLP (“Daszkal Bolton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The result of the votes to approve Daszkal Bolton was as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
27,584,775	228,968	216,184	0

Item 8.01. Other Events.

Press Release

On June 23, 2021, the Company issued a press release announcing the initiation of its Phase 1/2 Acclaim-1 clinical trial. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: June 28, 2021	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)